SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549


                         FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
              SECURITIES EXCHANGE ACT OF 1934

                      _______________


     Date of Report (Date of earliest event reported):

                      October 27, 1997



              NATIONAL AFFILIATED CORPORATION


                         Louisiana
(State or other jurisdiction of incorporation or organization)



                          0-13538
                  (Commission File No. )

                        72-0947819
                     (I.R.S. Employer
                    Identification No.)


               7228 England Drive, Suite 24
                   Alexandria, Louisiana
         (Address of principal executive offices)

                           71303
                        (Zip Code)

Registrant's telephone number, including area code:  (318) 473-4355

           ______________________________________
      (Former address, if changed since last report)

INFORMATION INCLUDED IN THIS REPORT

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     During the fourth quarter, National Affiliated Corporation ("NAC") participated in offerings to offshore investors for their investment in a series of convertible debentures. Such offerings to offshore investors were made pursuant to Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). The offered convertible debentures are guaranteed by The Southern Group, Inc., the majority shareholder of NAC. The following information is provided with respect to such convertible debentures:

    Debenture      Gross       Offering Price   Broker's Fee      Net

       (1)       $240,000        $200,000         $24,000        $176,000
       (2)     $1,380,000      $1,150,000        $138,000      $1,012,000
       (3)     $1,111,112      $1,000,000        $186,660        $813,340
       (4)     $2,970,001      $2,673,000        $320,760      $2,352,240

      (1)(a)On October 23, 1997, NAC sold convertible debentures entitled 12% Series D Subordinated Convertible Redeemable Debenture due October 31, 1998, in the face amount of $240,000 ("Debenture").

      (b)The Debenture was sold to a non U.S. Person as the term is defined pursuant to Rule 902 of Regulation S.

      (c)The total offering price was $200,000, a 16.67% discount from the face value of the Debenture. The broker, Vengua Capital Markets ("Vengua"), a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $24,000. NAC received cash in an amount equal to the offering price net of the broker's fee or $176,000.

      (d)The Debenture was sold pursuant to Regulation S.

      (e)The holder of the Debenture, commencing 45 days after the closing of the offering, has the option to convert all or any amount over $10,000 of the face amount to the Debenture to common stock, $0.001 par value, of the NAC ("Common Stock") at a conversion price equal to the lower of (i) $2.41, (ii) 80% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by NAC of a notice of conversion as reported by the National Association of Securities Dealers Electronic Bulletin Board ("Conversion Shares"). If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, NAC shall take the necessary steps to obtain such approval. If such approval is not obtained within 45 days, NAC shall be required to redeem the Debenture. To effectuate the conversion, the holder shall be required to execute investment representations and documents reasonably required to comply with Regulation S. If it fails to deliver the Conversion Shares to holder within ten days of the conversion, NAC has agreed to pay liquidated damages to the holder in the amount of $500 per day late, starting after the initial ten days, for up to ten additional days late and $5,000 plus an additional $1,000 for every day late after the additional ten days late. NAC can redeem the Debenture at any time within 45 days of issuance or after 90 from issuance by paying 120% of face value.

      (2)(a)On October 27, 1997, NAC sold convertible debentures entitled 12% Series D Subordinated Convertible Redeemable Debenture due October 31, 1998, in the face amount of $1,380,000 ("Debenture").

      (b)The Debenture was sold to non-U.S. Persons as the term is defined pursuant to Rule 902 of Regulation S.

      (c)The total offering price was $1,150,000, a 16.67% discount from the face value of the Debenture. The broker, Vengua, a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $138,000. NAC received cash in an amount equal to the offering price net of the broker's fee or $1,012,000.

      (d)The Debenture was sold pursuant to Regulation S.

      (e)The holder of the Debenture, commencing 45 days after the closing of the offering, has the option to convert all or any amount over $10,000 of the face amount to the Debenture to common stock, $0.001 par value, of the NAC ("Common Stock") at a conversion price equal to the lower of (i) $.80, (ii) 75% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by NAC of a notice of conversion, or (iii) 75% of the closing bid price of the Common
Stock for the business day immediately preceding the closing date as reported by the National Association of Securities Dealers Electronic Bulletin Board ("Conversion Shares"). If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, NAC shall take the necessary steps to obtain such approval. If such approval is not obtained within 45 days, NAC shall be required to redeem the Debenture. To effectuate the conversion, the holder shall be required to execute investment representations and documents reasonably required to comply with Regulation S. If it fails to deliver the Conversion Shares to holder within ten days of the conversion, NAC has agreed to pay liquidated damages to the holder in the amount of $500 per day late, starting after the initial ten days, for up to ten additional days late and $5,000 plus an additional $1,000 for every day late after the additional ten days late. NAC can redeem the Debenture at any time within 45 days of issuance or after 90 from issuance by paying 120% of face value.

      (3)(a)On November 14, 1997, NAC sold one convertible debenture entitled 12% Series X Subordinated Convertible Redeemable Debenture due November 30, 1998, in the face amount of $1,111,112 ("Debenture").

      (b)The Debenture was sold to a non-U.S. Person as the term is defined pursuant to Rule 902 of Regulation S.

      (c)The total offering price was $1,000,000, a 16.67% discount from the face value of the Debenture. The broker, Vengua, a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $186,660. NAC received cash in an amount equal to the offering price net of the broker's fee or $813,340.

      (d)The Debenture was sold pursuant to Regulation S.

      (e)The holder of the Debenture, commencing 45 days after the closing of the offering, has the option to convert all or any amount over $10,000 of the face amount to the Debenture to common stock, $0.001 par value, of the NAC ("Common Stock") at a conversion price equal to the lower of (i) 80% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by NAC of a notice of conversion or (ii) the average of the closing bid price of the Common Stock for the business day immediately preceding the closing date as reported by the National Association of Securities Dealers Electronic Bulletin Board ("Conversion Shares"). If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, NAC shall take the necessary steps to obtain such approval. If such approval is not obtained within 45 days, NAC shall be required to redeem the Debenture. To effectuate the conversion, the holder shall be required to execute investment representations and documents reasonably required to comply with Regulation S. If it fails to deliver the Conversion Shares to holder within ten days of the conversion, NAC has agreed to pay liquidated damages to the holder in the amount of $500 per day late, starting after the initial ten days, for up to ten additional days late and $5,000 plus an additional $1,000 for every day late after the additional ten days late. NAC can redeem the Debenture at any time within 45 days of issuance or after 90 from issuance by paying 120% of face value.

     (4)(a) On December 12, 1997, and December 15, 1997, NAC sold convertible debentures entitled 12% Series J Subordinated Convertible Redeemable Debenture Due December 31, 1998, in the face amount of $2,970,001 ("Debenture").

      (b)The Debenture was sold to non U.S. Persons as the term is defined pursuant to Rule 902 of Regulation S.

      (c)The total offering price was $2,673,000, a 10% discount from the face value of the Debenture. The broker, Vengua, a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $320,760. NAC will receive cash in an amount equal to the offering price net of the broker's fee or $2,352,240.

      (d)The Debenture was sold pursuant to Regulation S.

      (e)The holder of the Debenture, commencing 45 days after the closing of the offering, has the option to convert all or any amount over $10,000 of the face amount to the Debenture to common stock, $0.001 par value, of the NAC ("Common Stock") at a conversion price equal to the lower of (i) 75% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by NAC of a notice of conversion, or (ii) 80% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the closing date as reported by the National Association of Securities Dealers Electronic Bulletin Board ("Conversion Shares"). If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, NAC shall take the necessary steps to obtain such approval. If such approval is not obtained within 45 days, NAC shall be required to redeem the Debenture. To effectuate the conversion, the holder shall be required to execute investment representations and documents reasonably required to comply with Regulation S. If it fails to deliver the Conversion Shares to holder within ten days of the conversion, NAC has agreed to pay liquidated damages to the holder in the amount of $500 per day late, starting after the initial ten days, for up to ten additional days late and $5,000 plus an additional $1,000 for every day late after the additional ten days late. NAC can redeem the Debenture at any time within 30 days of issuance by paying 120% of face value or at any time after 90 days from issuance by paying 125% of face value.

      (5)(a)On December 4, 1997, NAC issued warrants entitled Outstanding Investor Warrants ("Warrants") for the benefit of investors in the Series D Subordinated Convertible Redeemable Debentures discussed above. NAC delivered to an escrow agent a total of 675,000 Warrants as described in the following table:

             Cash
          Investment  Series 1  Series 2  Series 3  Series 4  Series 5  Total

Investor   1,350,000   135,000   135,000   135,000   135,000   135,000 675,000

      (b)The Warrants were issued to non U.S. Persons as the term is defined pursuant to Rule 902 of Regulation S.

      (c)The Warrants were issued at a ratio of 5 Warrants for every $10 of cash invested in the debentures

      (d)The Debenture was sold pursuant to Regulation S.

      (e) Each Warrant can be exercised at any time prior to the 31st day of October, 1999. The following exercise prices apply to each series of Warrants as indicated: Series 1 $3.00 per warrant, Series 2 $3.25 per warrant, Series 3 $3.50 per warrant, Series 4 $3.75 per warrant, and Series 5 $4.00 per warrant.

     As of January 26, 1998, the following conversions have occurred with respect to the convertible debentures that are the subject of this Form 8-K:

Debenture   Gross   Amount Converted  Number of Shares  Amount Left  Shares in
                                                                      Escrow
(1)       $240,000       $10,000            14,198        $230,000     222,500
(2)     $1,380,000      $185,000           344,169      $1,195,000   1,228,000
(3)     $1,111,112      $100,000           206,794      $1,011,112           0
(4)     $2,970,001            $0                 0      $2,970,001   2,797,014

     NAC reported the issuance of convertible debentures issued in the second quarter of 1997 on Form 10-QSB for the second quarter of 1997 ("2Q 10-QSB"). Such 2Q 10-QSB is incorporated herein in its entirety by this reference. NAC also reported the issuance of convertible debentures issued in the third quarter of 1997 of Form 10-QSB for the third quarter of 1997 ("3Q 10-QSB"). Such 3Q 10-QSB is incorporated herein in its entirety by this reference. As of January 26, 1998, the following conversions have occurred with respect to the previously reported convertible debentures:

Debenture      Gross      Amt Converted   No of Shares  Amount Left  Shares in
                                                                       Escrow
2Q Debentures  $1,500,000     $1,500,000     1,422,560         $0           0
3Q Debentures  $3,347,904     $2,148,000     2,211,528   $460,544   1,346,514*

_____________

* These shares represent two share certificates. NAC issued a replacement share certificate for 833,334 shares and did not receive in return a certificate representing the shares being replaced. Accordingly, NAC presently is seeking return of the remaining 513,180 shares from escrow.

EXHIBITS

4.01-12% Series D Subordinated Convertible Redeemable Debenture Due
       October 31, 1998
4.02-12% Series D Subordinated Convertible Redeemable Debenture Due
       October 31, 1998
4.03-12% Series X Subordinated Converible Redeemable Debenture Due
       November 30, 1998
4.04-12% Series J Subordinated Convertible Redeemable Debenture Due
       December 31, 1998


                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  February 6, 1998.


                                 NATIONAL AFFILIATED CORPORATION


                                    By:      /s/   T. Brent Chapel
                            T. Brent Chapel, Vice Chairman and Chief Financial
                                  Officer


                                                                Exhibit 4.01


                            DEBENTURE

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
     REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE
     ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE ACT) EXCEPT
     PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

      No.                                         US  $__________


                NATIONAL AFFILIATED CORPORATION

       12% SERIES D SUBORDINATED CONVERTIBLE REDEEMABLE
                DEBENTURE  DUE OCTOBER 31, 1998

THIS DEBENTURE is one of a duly authorized issue of Debentures of National Affiliated Corporation, a corporation duly organized and existing under the laws of Louisiana (the "Company") designated as its 12% Series D Subordinated Convertible Redeemable Debentures Due October 31, 1998, in an aggregate principal face amount not exceeding One Million Six Hundred Fifty Thousand Dollars (U.S. $1,650,000) which Debentures are being purchased at 83.33% of the face amount of such Debentures.

FOR VALUE RECEIVED, the Company promises to pay to _______________________ the registered holder hereof and its successors and assigns (the "Holder"), the principal face sum of ______________________________ Dollars (US $________) on
October 31, 1998 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 12% per annum due and payable quarterly commencing October 31, 1997 pursuant to paragraph 4(b) herein and pursuant to the terms and conditions of the Subscription Agreement between the Company and __________ of even date herewith (the "Subscription Agreement"). Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement. The principal of, and interest (with the exception of the prepaid interest set forth in Section 4(b) herein) on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing delivered to the Company (with a copy to the Transfer Agent) by the Holder hereof from time to time. The Company will pay the outstanding principal due upon this Debenture before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Debenture no later than the tenth (10th) day prior to the Maturity Date by check or on the Maturity Date by wire transfer and addressed to such Holder at the last address appearing on the Debenture Register. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

     This Debenture is subject to the following additional provisions:

      1. The Debentures are issuable in denominations of Twenty-Five Thousand Dollars (US$25,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same but not less than U.S. $10,000. No service charge will be made for such registration or transfer or exchange, except that transferee shall pay any tax or other governmental charges payable in connection therewith.

      2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

      3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the U.S. only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any holder of this Debenture, electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Debenture, is also required to give the Company (i) written confirmation that it is not a U.S. Person and the Debenture is not being converted on behalf of a U.S. Person ("Notice of Conversion") or (ii) an opinion of U.S. counsel to the effect that the Debenture and shares of common stock issuable upon conversion or transfer thereof have been registered under the 1933 Act or are exempt from such registration. In the event a Notice of Conversion or opinion of counsel is not provided the Holder hereof will not be entitled to exercise the right to convert or transfer the Debentures.

       4. (a) The Holder of this Debenture is entitled, at its option, at any time commencing 45 days after closing of the Offering hereof to convert all or any amount over $10,000 of the principal face amount of this Debenture then outstanding into shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to the lower of (a) $2.41 or (b) 80% of the average of the closing bid prices of the Common Stock for the five (5) business days immediately preceding the date of receipt by the Company of notice of conversion ("Conversion Shares") as reported by the National Association of Securities Dealers ("NASDAQ") (the "Conversion Price"). If the number of resultant Conversion Shares would as a matter of law or pursuant to regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall, as soon as practicable, take the necessary steps to seek such approval. If such approval is not received within 45 days then Company shall be required to redeem the Debenture pursuant to paragraph 4(c) herein. Such conversion shall be effectuated by surrendering the Debentures to be converted (with a copy, by facsimile or courier, to the Company) to the Escrow Agent with a copy to Company with the form of conversion notice attached hereto as Exhibit I, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The transferee or issuee shall execute such investment representations or other documents as are respectively required by counsel in order to ascertain the available registration exemption. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the assignment and conversion notice duly executed, to the Escrow Agent with a copy to Company or, if earlier, the date set forth in such notice of conversion if the Debenture is received by the Escrow Agent and Company within five (5) business days thereafter. The transferee or issuee shall execute such investment representations or other documents as are reasonably required by counsel in order to ascertain the available registration exemption.

      (b)Interest at the rate of 12% per annum shall be payable in advance, quarterly commencing on the date of closing. However, at Closing, the Company shall prepay the first 3 months interest by issuing in Common Stock of the Company as follows: Based on the average closing bid prices of the Common Stock for the last 5 consecutive trading days prior to Closing ("Market Price") the Company shall issue to the Holder shares of Common Stock in an amount equal to the total monthly interest accrued and due divided by 80% of the Market Price (the "Interest Shares"). Common Stock issued pursuant hereto shall be issued pursuant to Regulation S or other applicable exemption to federal and state securities laws in accordance with the terms of the Subscription Agreement. Thereafter, commencing 91 days after Closing the Company shall pay interest on a quarterly basis in advance in cash (or Common Stock, based on the above formula, at the Company's option).

      (c)At any time within 45 days of issuance of the Debenture the Company shall have the option to redeem the Debenture in full by paying to the Holder 120% of the face amount of the Debenture. In addition, at any time on or after 90 days the Company shall have the option to pay to the Holder 120% of the principal face amount of the Debenture, in full, to the extent conversion has not occurred pursuant to paragraph 4(a) herein, or prepay upon maturity if the Debenture is not converted. The Company shall give the Holder 5 days written notice and the Holder shall have the option to convert the Debenture or any part thereof into shares of Common Stock in accordance with the terms of paragraph 4(a), or accept the cash repayment. Any shares issued pursuant to the options shall be issued pursuant to Regulation S or a Registration Statement. Notwithstanding the Company's Notice of Redemption stated in paragraph 4(c), the Holder shall retain its right to convert into Common Stock under the terms and conditions of the conversion right stated in paragraph 4(a) of the Agreement. Should the Holder fail to convert during the 5 business day conversion period, the Company shall immediately wire the funds to the Holder's bank account within 3 business days thereafter. The Holder shall notice the Company concerning specific wiring instructions where the redemption process shall be paid. If the Company does not have a sufficient number of Common Shares to effect conversion, the Holder shall have the right to demand redemption on the terms contained in this paragraph. If the Company elects such redemption the Holder shall have the same conversion rights as described herein.

      5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin currency, herein prescribed.

      6. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

      7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Debenture.

      8.If one or more of the following described "Events of Default" shall occur (and shall not be caused by misrepresentation or omission by Holder in Holders Subscription Agreement) and continue for 30 days unless a different period is otherwise stated below:

(a) The Company shall default in the payment of principal or interest on this Debenture; or

(b) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

(c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

(d) The Company shall (1) become insolvent; (2) admit in writing its liability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (60) days after such appointment; or

(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

(g) Any money judgment, writ or warrant of attachment, or similar process, in excess of One Million ($1,000,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within thirty (60) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

(i) The Company shall have its Common Stock delisted from the over-the-counter market.

(j) The Company shall fail to issue the Common Stock within seven (7) business days pursuant to paragraph 4 herein and as permitted by then current SEC guidelines for this type of offering without a restrictive legend.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

       9.(a)This Debenture represents a secured obligation of the Company guaranteed by The Southern Group, Inc. pursuant to paragraph 9(b) herein. However, no recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, officer or director, as such, past, present or future, of the Company whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      (b)The Southern Group, Inc. shall contemporaneously with the issuance of this Debenture enter into a guarantee in the form attached hereto. All Holders of the Debentures shall have equal priority regardless of the time of their purchase. The Southern Group, Inc. shall take all steps necessary to execute appropriate guarantee documents and shall provide the Holder with an opinion of counsel or other evidence that such guarantee is enforceable in accordance with its terms.

      10.The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

      11.In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

      12.This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

      13.This Debenture shall be governed by and construed in accordance with the laws of New York. Holder hereby waives trial by jury and consents to exclusive jurisdiction and venue in the State of New York.

      14.Any controversy or claim relating to this Agreement ("Arbitrable Dispute") shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") as such rules may be modified herein or as otherwise agreed by the parties in controversy. The forum for arbitration shall be New York, New York. Broker agrees to submit to the jurisdiction of the New York Courts for purposes of confirming any award.

      15.As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within seven (7) business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Holder or any part receiving a Debenture by transfer from the Holder (together, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. It is understood by both parties that such certificates must comply with the then enacted SEC regulations governing this transaction. The Company understands that a delay in the issuance of the Shares of Common
Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay as liquidated damages to the Holder for late issuance of Shares (not resulting from causes out of Company's control) upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond ten (10) business days from the date of receipt by the Company and the transfer agent of a Notice of Conversion of all necessary documentation duly executed and in proper form required for conversion, including the original Debenture to be converted, all in accordance with the Debenture, Subscription Agreement and the requirements of the transfer agent):

                                          Liquidated Damages per
              No. Business Days Late        $100,000 of Debenture

                       1                           $500
                       2                         $1,000
                       3                         $1,500
                       4                         $2,000
                       5                         $2,500
                       6                         $3,000
                       7                         $3,500
                       8                         $4,000
                       9                         $4,500
                      10                         $5,000
                      10                         $5,000 + $1,000 each
                                              Business Day Late beyond 10 days

     The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt of the Company of such Holder's Notice of Conversion.

     The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Debentures by all Holders of the entire amount of Debentures then outstanding. If, at any time Holder submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures"), upon Holder's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Holders of outstanding Debentures, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier), and the Holder shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.

     The Company agrees to pay to all Holders of outstanding Debentures, as liquidated damages, payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Holder where N = the number of days from the Conversion Default Date to the date
(the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Holder of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Holder's option, payable as follows: (i) in the event Holder elects to take such payment in cash, cash payments shall be made to such Holder of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Holder elects to take such payment in stock, the Holder may convert such payment amount into Common Stock at the conversion rate set forth in Section 4(a) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the maturity date. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance to the terms of the Form of Debenture.


     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


    Dated:

                                         NATIONAL AFFILIATED CORPORATION


                                    By:
                                    Title:




                           Guaranteed By:

                                               THE SOUTHERN GROUP, INC.


                                    By:
                                    Title:


                           EXHIBIT I

                      NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)



     The undersigned hereby irrevocably elects to convert $______________ of the above Debenture No. ___ into Shares of Common Stock of National Affiliated Corporation (the "Company") according to the conditions set forth in such Debenture, as of the date written below.

     The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debenture on behalf of any U.S. Person and the representations contained in the Subscription Agreement are true and correct. If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date of Conversion*

Applicable Conversion Price

Signature
     [Print Name of Holder and Title of Signer]

Address:











Medallion Signature Guaranty



* This original Debenture and Notice of Conversion must be received by the Company by the fifth business date following the Date of Conversion.



                                           Exhibit 4.02

                       DEBENTURE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED
(THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED
STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO, OR
FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN
REGULATION S UNDER THE ACT) EXCEPT PURSUANT TO
REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE
SECURITIES LAWS.

No._____                                    US $_______

            NATIONAL AFFILIATED CORPORATION

    12% SERIES D SUBORDINATED CONVERTIBLE REDEEMABLE
             DEBENTURE DUE OCTOBER 31,1998

     THIS DEBENTURE is one of a duly authorized issue of Debentures of National Affiliated Corporation, a corporation duly organized and existing under the laws of Louisiana (the "Company") designated as its 12% Series D \ Subordinated Convertible Redeemable Debentures Due October 31, 1998, in an aggregate principal face amount not exceeding One Million Six Hundred Fifty Thousand Dollars (U.S. $1,650,000) which Debentures are being purchased at 83.33% of the face amount of such Debentures.

     FOR VALUE RECEIVED, the Company promises to pay to __________, the registered holder hereof and its successors and assigns (the "Holder"), the principal face sum of ___ ______________________________ (US $_______) on
October 31, 1998 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 12% per annum due and payable quarterly commencing October 31, 1997 pursuant to paragraph 4(b) herein and pursuant to the terms and conditions of the Subscription Agreement between the Company and __________ of even date herewith (the "Subscription Agreement"). Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement. The principal of, and interest (with the exception of the prepaid interest set forth in Section 4(b) herein) on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing delivered to the Company (with a copy to the Transfer Agent) by the Holder hereof from time to time. The Company shall pay the outstanding principal due upon this Debenture before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Debenture no later than the tenth (10th) day prior to the Maturity Date by check or on the Maturity Date by wire transfer and addressed to such Holder at the last address appearing on the Debenture Register. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

     This Debenture is subject to the following additional provisions:

      1.The Debentures are issuable in denominations of Twenty-Five
Thousand Dollars (US$25,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same but not less than U.S. $10,000. No service charge will be made for such registration or transfer or exchange, except that transferee shall pay any tax or other governmental charges payable in connection therewith.

      2.The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

      3.This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the U.S. only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any holder of this Debenture, electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Debenture, is also required to give the Company (i) written confirmation that it is not a U.S. Person and the Debenture is not being converted on behalf of a U.S. Person ("Notice of Conversion") or (ii) an opinion of U.S. counsel to the effect that the Debenture and shares of common stock issuable upon conversion or transfer thereof have been registered under the 1933 Act or are exempt from such registration. In the event a Notice of Conversion or opinion of counsel is not provided the Holder hereof will not be entitled to exercise the right to convert or transfer the Debentures.

       4.(a)The Holder of this Debenture is entitled, at its option, at any time commencing 45 days after closing of the Offering hereof to convert all or any amount over $10,000 of the principal face amount of this Debenture then outstanding into shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to the lower of (a) $.80, (b) 75% of the average of the closing bid prices of the Common Stock for the five (5) business days immediately preceding the date of receipt by the Company of notice of conversion or (c) 75% of the closing bid price of Common Stock for the business day immediately preceding the date of receipt by the Company of notice of conversion ("Conversion Shares") as reported by the National Association of Securities Dealers ("NASDAQ") (the "Conversion Price"). If the number of resultant Conversion Shares would as a matter of law or pursuant to regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall, as soon as practicable, take the necessary steps to seek such approval. If such approval is not received within 45 days then Company shall be required to redeem the Debenture pursuant to paragraph 4(c) herein. Such conversion shall be effectuated by surrendering the Debentures to be converted (with a copy, by facsimile or courier, to the Company) to the Escrow Agent with a copy to Company with the form of conversion notice attached hereto as Exhibit 1, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The transferee or issuee shall execute such investment representations or other documents as are respectively required by counsel in order to ascertain the available registration exemption. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the assignment and conversion notice duly executed, to the Escrow Agent with a copy to Company or, if earlier, the date set forth in such notice of conversion if the Debenture is received by the Escrow Agent and Company within five (5) business days thereafter. The transferee or issuee shall execute such investment representations or other documents as are reasonably required by counsel in order to ascertain the available registration exemption.

      (b)Interest at the rate of 12% per annum shall be payable in advance, quarterly commencing on the date of closing. However, at Closing, the Company shall prepay the first 3 months interest by issuing in Common Stock of the Company as follows: Based on the average closing bid prices of the Common Stock for the last 5 consecutive trading days prior to Closing ("Market Price") the Company shall issue to the Holder shares of Common Stock in an amount equal to the total monthly interest accrued and due divided by 80% of the Market Price (the "Interest Shares"). Common Stock issued pursuant hereto shall be issued pursuant to Regulation S or other applicable exemption to federal and state securities laws in accordance with the terms of the Subscription Agreement. Thereafter, commencing 91 days after Closing the Company shall pay interest on a quarterly basis in advance in cash (or Common Stock, based on the above formula, at the Company's option).

      (c)At any time within 45 days of issuance of the Debenture the Company shall have the option to redeem the Debenture in full by paying to the Holder 125% of the face amount of the Debenture. In addition, at any time on or after 90 days the Company shall have the option to pay to the Holder 125% of the principal face amount of the Debenture, in full, to the extent conversion has not occurred pursuant to paragraph 4(a) herein, or prepay upon maturity if the Debenture is not converted. The Company shall give the Holder 5 days written notice and the Holder shall have the option to convert the Debenture or any part thereof into shares of Common Stock in accordance with the terms of paragraph 4(a), or accept the cash repayment. Any shares issued pursuant to the options shall be issued pursuant to Regulation S or a Registration Statement. Notwithstanding the Company's Notice of Redemption stated in paragraph 4(c), the Holder shall retain its right to convert into Common Stock under the terms and conditions of the conversion right stated in paragraph 4(a) of the Agreement. Should the Holder fail to convert during the 5 business day conversion period, the Company shall immediately wire the funds to the Holder's bank account within 3 business days thereafter. The Holder shall notice the Company concerning specific wiring instructions where the redemption process shall be paid. If the Company does not have a sufficient number of Common Shares to effect conversion, the Holder shall have the right to demand redemption on the terms contained in this paragraph. If the Company elects such redemption the Holder shall have the same conversion rights as described herein.

      5.No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin currency, herein prescribed.

      6.The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

      7.The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Debenture.

      8.If one or more of the following described "Events of Default" shall occur (and shall not be caused by misrepresentation or omission by Holder in Holders Subscription Agreement) and continue for 30 days unless a different period is otherwise stated below:

     (a) The Company shall default in the payment of principal or interest on this Debenture; or

     (b) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

          (c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture [and such failure shall continue uncured for a period of thirty
               (30) days after notice from the Holder of such failure]; or

          (d) The Company shall (1) become insolvent; (2) admit in writing its liability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial art of its property or business without its consent and shall not be discharged within sixty
               (60) days after such appointment; or

          (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

          (g) Any money judgment, writ or warrant of attachment, or similar process, in excess of One Million ($1,000,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within thirty (60) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

          (i) The Company shall have its Common Stock delisted from the over-the-counter market.

          (j) The Company shall fail to issue the Common Stock within seven (7) business days pursuant to paragraph 4 herein and as permitted by then current SEC guidelines for this type of offering without a restrictive legend.

          (k) The Company shall fail within three (3) business days from the date of closing to perfect a secured interest for the debenture in its asset by the filing of a UCC-1 statement and all other necessary documents.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

       9.(a)This Debenture represents a secured obligation of the Company guaranteed by The Southern Group, Inc. pursuant to paragraph 9(b) herein. However, no recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, officer or director, as such, past, present or future, of the Company whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      (b)The Southern Group, Inc. shall contemporaneously with the issuance of this Debenture enter into a guarantee in the form attached hereto. All Holders of the Debentures shall have equal priority regardless of the time of their purchase. The Southern Group, Inc. shall take all steps necessary to execute appropriate guarantee documents and shall provide the Holder with an opinion of counsel or other evidence that such guarantee is enforceable in accordance with its terms.

      10.The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

      11.In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

      12.This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

      13.This Debenture shall be governed by and construed in accordance with the laws of New York. Holder hereby waives trial by jury and consents to exclusive jurisdiction and venue in the State of New York.

      14.Any controversy or claim relating to this Agreement ("Arbitrable Dispute") shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") as such rules may be modified herein or as otherwise agreed by the parties in controversy. The forum for arbitration shall be New York, New York. Broker agrees to submit to the jurisdiction of the New York Courts for purposes of confirming any award.

      15.As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within seven (7) business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Holder or any part receiving a Debenture by transfer from the Holder (together, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. It is understood by both parties that such certificates must comply with the then enacted SEC regulations governing this transaction. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay as liquidated damages to the Holder for late issuance of Shares (not resulting from causes out of Company's control) upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond ten (10) business days from the date of receipt by the Company and the transfer agent of a Notice of Conversion of all necessary documentation duly executed and in proper form required for conversion, including the original Debenture to be converted, all in accordance with the Debenture, Subscription Agreement and the requirements of the transfer agent):

                                    Liquidated Damages per
        No. Business Days Late       $100,000 of Debenture

              1                               $500
              2                             $1,000
              3                             $1,500
              4                             $2,000
              5                             $2,500
              6                             $3,000
              7                             $3,500
              8                             $4,000
              9                             $4,500
              10                            $5,000
              10                            $5,000 + $1,000 each
                                            Business Day Late beyond 10 days

     The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt of the Company of such Holder's Notice of Conversion.

     The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Debentures by all Holders of the entire amount of Debentures then outstanding. If, at any time Holder submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures"), upon Holder's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Holders of outstanding Debentures, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier), and the Holder shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.

     The Company agrees to pay to all Holders of outstanding Debentures, as liquidated damages, payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Holder where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Holder of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Holder's option, payable as follow: (i) in the event Holder elects to take such payment in cash, cash payments shall be made to such Holder of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Holder elects to take such payment in stock, the Holder may convert such payment amount into Common Stock at the conversion rate set forth in Section 4(a) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the maturity date. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance to the terms of the Form of Debenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

     Date:

                                   NATIONAL AFFILIATED CORPORATION


                                    By:
                                    Title:


                                    Guaranteed By:

                                    THE SOUTHERN GROUP, INC.


                                    By:
                                    Title:


                                      Exhibit 4.03

                     DEBENTURE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF
1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR
SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S
UNDER THE ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF
U.S. PERSONS (AS DEFINED IN REGULATION S U UNDER THE ACT
OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS
OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

No. _____________________            US $_________

          NATIONAL AFFILIATED CORPORATION

 12% SERIES X SUBORDINATED CONVERTIBLE REDEEMABLE
          DEBENTURE DUE NOVEMBER 30, 1998

     THIS DEBENTURE is one of a duly authorized issue of Debentures of National Affiliated Corporation, a corporation duly organized and existing under the laws of Louisiana (the "Company") designated as its 12% Series X Subordinated Convertible Redeemable Debentures Due November 30, 1998, in an aggregate principal face amount not exceeding ___ _______
________________ (U.S. $_______) which Debentures are being purchased at 90% of the face amount of such Debentures.

     FOR VALUE RECEIVED, the Company promises to pay to
_____________________, ____, the registered holder hereof and its successors and assigns (the "Holder"), the principal face sum of
____________________________________________________________
______________ _______ ($_________) on November 30, 1998 (the
"Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 12% per annum due and payable quarterly commencing
_______________, 1997 pursuant to paragraph 4(b) herein and pursuant to the terms and conditions of the Subscription Agreement between the Company and _____________________, ____ of even date herewith (the
"Subscription Agreement"). Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Debenture (or one or more of the predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement.
The principal of, and interest (with the exception of the prepaid interest set forth in Section 4(b) herein) on, this Debenture and payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing delivered to the Company (with a copy to the Transfer Agent) by the Holder hereof from time to time. The Company will pay the outstanding principal due upon this Debenture before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Debenture no later than the tenth (10th) day prior to the Maturity Date by check or on the Maturity
Date by wire transfer and addressed to such Holder at the last address appearing on the Debenture Register. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

     This Debenture is subject to the additional provisions:

      1.The Debentures are issuable in denominations of Ten
Thousand Dollars (US$10,000) and integral multiples thereof.  The
Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same but not less than U.S. $10,000. No service charge will be made for such registration or transfer or exchange, except that transferee shall pay any tax or other governmental charges payable in connection therewith.

      2.The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

      3.This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the U.S. only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any holder of this Debenture, electing to exercise the right of conversion set forth in
Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Debenture, is also required to give the Company (i) written confirmation that it is not a U.S. Person and the Debenture is not being converted on behalf of a U.S. Person ("Notice of Conversion") or (ii) an opinion of U.S. counsel to the effect that the Debenture and shares of common stock issuable upon conversion or transfer thereof have been registered under the 1993 Act or are exempt from such registration. In the event a Notice of Conversion or opinion of counsel is not provided the Holder thereof will not be entitled to exercise the right to convert or transfer the Debentures.

       4.(a)The Holder of this Debenture is entitled, at its option, at any time commencing 45 days after closing of the Offering hereof to convert all or any amount over $10,000 of the principal face amount of this Debenture then outstanding into shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to the lower of (a) 80% of the average of the closing bid prices of the Common Stock for the five (5) business days immediately preceding the date of receipt by the Company of notice of conversion or (b) the average of the closing bid prices of the Common Stock for the five (5) business days immediately preceding the closing date ("Conversion Shares") as reported by the National Association of Securities Dealers ("NASDAQ") (the "Conversion Price"). If the number of resultant Conversion Shares would as a matter of law or pursuant to regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall, as soon as practicable, take the necessary steps to seek such approval. If such approval is not received within 45 days then Company shall be required to redeem the Debenture pursuant to paragraph 4(c) herein. Such conversion shall be effectuated by surrendering the Debentures to be converted (with a copy, by facsimile or courier, to the Company) to the Company with the form of conversion notice attached hereto as Exhibit I, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractual shares or script representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The transferor or issue shall execute such investment representations or other documents as are respectively required by counsel in order to ascertain the available registration exemption. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the assignment and conversion notice duly executed, to the Company or, if earlier, the date set forth in such notice of conversion if the Debenture is received by the Company within five (5) business days thereafter. The transferee or issuee shall execute such investment representations or other documents as are reasonably required by counsel in order to ascertain the available registration exemption.

      (b)Interest at the rate of 12% per annum shall be payable in advance, quarterly commencing ______________ __, 1997. However, at Closing, the Company shall prepay the first 3 months interest by issue in Common Stock of the Company as follows: Based on the average closing bid prices of the Common Stock for the last 5 consecutive trading days prior to Closing ("Market Price") the Company shall issue to the Holder shares of Common Stock in an amount equal to the total monthly interest accrued and due divided by 80% of the Market Price (the "Interest Shares"). Common
Stock issued pursuant hereto shall be issued pursuant to Regulation S or other applicable exemption to federal and state securities laws in accordance with the terms of the Subscription Agreement. Thereafter, commencing 21 days after Closing the Company shall pay interest on a quarterly basis in advance in cash (or Common Stock, based on the above formula, at the Closing's option).

      (c)At any time within 45 days of issuance of the Debenture the Company shall have the option to redeem the Debenture in full by paying to the Holder 120% of the face amount of the Debenture. In addition, at any time on or after 90 days the Company shall have the option to pay to the Holder 120% of the principal face amount of the Debenture, in full, to the extent conversion has not occurred pursuant to paragraph 4(a) herein, or prepay upon maturity if the Debenture is not converted, the Company shall give the Holder 5 days written notice and the Holder shall have the option to convert the Debenture or any part thereof into shares of Common Stock at a conversion price equal to 80% of the average of the closing bid price of the Common Stock for the 5 consecutive trading days prior to the date of such conversion or accept the cash repayment. Any shares issued pursuant to the options shall be issued pursuant to Regulation S or a Registration Statement. Notwithstanding the Company's Notice of
Redemption, the Holder shall retain its right to convert into Common Stock under the terms and conditions of the conversion right stated in paragraph 4(a) of the Agreement. Should the Holder fail to convert during the 5 business day conversion period, the Company shall immediately wire the funds to the Holder's bank account within 3 business days thereafter. The Holder shall notice the Company concerning specific wiring instructions where the redemption process shall be paid.

      5.No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin currency, herein prescribed.

      6.The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

      7.The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Debenture.

      8.If one or more of the following described "Events of Default" shall occur (and shall not be caused by misrepresentation or omission by Holder in Holders Subscription Agreement) and continue for 30 days unless a different period is otherwise stated below:

          (a) The Company shall default in the payment of principal or interest on this Debenture; or

          (b) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription
               Agreement shall be false or misleading in any material respect at the time made; or

          (c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture [and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure]; or

          (d) The Company shall (1) become insolvent; (2) admit in writing its liability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

          (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (60) days thereafter; or

          (g) Any money judgment, writ or warrant of attachment, or similar process, in excess of One Million
               ($1,000,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

     (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within thirty (60) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

     (i) The Company shall have its Common Stock delisted from the over-the-counter market.

     (j) The Company shall fail to issue the Common Stock within seven (7) business days pursuant to paragraph
          4 herein and as permitted by then current SEC guidelines for this type of offering without a restrictive legend.

     (k) The Company shall fail within 3 business days from the date of closing to perfect a secured interest for the debenture in its asset by the filing of a UCC-1
          Statement and all other necessary documents.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

       9.(a)This Debenture represents a secured obligation of the Company guaranteed by The Southern Group, Inc. pursuant to paragraph 9(b) herein. However, no recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based herein, or otherwise in respect hereof, against any incorporator, officer or director, as such, past, present or future, of the Company whether by virtue of any constitution, statue or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      (b)The Southern Group, Inc. shall contemporaneously with the issuance of this Debenture enter into a guarantee in the form attached hereto. All Holders of the Debenture shall have equal priority regardless of the time of their purchase. The Southern Group, Inc. shall take all steps necessary to execute appropriate guarantee documents and shall provide the Holder with an opinion of counsel or other evidence that such guarantee is enforceable in accordance with its terms.

      10.The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

      11.In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

      12.This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

      13.This Debenture shall be governed by and construed in accordance with the laws of New York. Holders hereby waives trial by jury and consents to exclusive jurisdiction and venue in the State of New York.

      14.Any controversy or claim relating to this Agreement
("Arbitrable Dispute") shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") as such rules may be modified herein or as otherwise agreed by the parties in controversy. The forum for arbitration shall be New York, New York. Broker agrees to submit the jurisdiction of the New York Courts for purposes of confirming any award.

      15.As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within seven (7) business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Holder or any part receiving a Debenture by transfer from the Holder (together, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. It is understood by both parties that such certificates must comply with the then enacted SEC regulations governing this transaction. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay as liquidated damages to the Holder for the late issuance of Shares (not resulting from causes out of Company's control) upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond ten (10) business days from the date of receipt by the Company and the transfer agent of a Notice of Conversion of all necessary documentation duly executed and in proper form required for conversion, including the original Debenture to be converted, all in accordance with the Debenture, Subscription Agreement and the requirements of the transfer agent):

                                         Liquidated Damages per
        No. Business Days Late             $100,000 of Debentures

           1                                      $500
           2                                    $1,000
           3                                    $1,500
           4                                    $2,000
           5                                    $2,500
           6                                    $3,000
           7                                    $3,500
           8                                    $4,000
           9                                    $4,500
           10                                   $5,000
           10                                   $5,000 + $1,000 each Business
                                                   Day Late beyond 10 days

     The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt of the Company of such Holder's Notice of Conversion.

     The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Debentures by all Holders of the entire amount of Debenture then outstanding. If, at any time Holder submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures"), upon Holder's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Holders of outstanding Debentures, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier), and the Holder shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier of its election to either nullify or confirm the Notice of Conversion.

     The Company agrees to pay to all Holders of outstanding Debentures, as liquidated damages, payments for a Conversion Default ("Conversion
Default Payment") in the amount of (N/365) x (24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Holder where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Holder of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Holder's option, payable as follows: (i) in the event Holder elects to take such payment in cash, cash payments shall be made to such Holder of outstanding Debentures by the fifth day of the following calendar month, or
(ii) in the event Holder elects to take such payment in stock, the Holder may convert such payment amount into Common Stock at the conversion rate set forth in Section 4(a) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the maturity date. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver shares of Common
Stock to the Subscriber in accordance to the terms of the Form of Debenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunder duly authorized.


Date:  _________________________

                                    NATIONAL AFFILIATED CORPORATION


                                    By:_______________________________
                                    Title:_______________________________


                                    Guaranteed By:

                                    THE SOUTHERN GROUP, INC.


                                    By:_________________________________
                                    Title:_________________________________

                     EXHIBIT I

               NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)



     The undersigned hereby irrevocably elects to convert $__________ of the above Debenture No. ____ into Shares of Common Stock of National Affiliated Corporation (the "Company" according to the conditions set forth in such Debenture, as of the date written below.

     The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debenture on behalf of any U.S. Person and the representations contained in the Subscription Agreement are true and correct. If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date of Conversion

Applicable Conversion Price

Signature
     (Print Name of Holder and Title of Signer)

Address:





Medallion Signature Guaranty



                                                          Exhibit 4.04

                     DEBENTURE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF
1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR
SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S
UNDER THE ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF
U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE ACT)
EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN
EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
ACT AND APPLICABLE STATE SECURITIES LAWS.

No. __________________                  US $______

          NATIONAL AFFILIATED CORPORATION

 12% SERIES J SUBORDINATED CONVERTIBLE REDEEMABLE
          DEBENTURE DUE DECEMBER 31,1998

     THIS DEBENTURE is one of a duly authorized issue of Debentures of National Affiliated Corporation, a corporation duly organized and existing under the laws of Louisiana (the "Company") designated as its 12% Series J Subordinated Convertible Redeemable Debentures Due December 31, 1998, in an aggregate principal face amount not exceeding Two Million Dollars
(U.S. $2,000,000) which Debentures are being purchased at 90% of the face amount of such Debentures.

     FOR VALUE RECEIVED, the Company promises to pay to ____________, the registered holder hereof and its successors and assigns
(the "Holder"), the principal face sum of __________ ________________________________________ (US $______) on
December 31, 1998 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 12% per annum due and payable quarterly commencing April 1, 1997 pursuant to paragraph 4(b) herein and pursuant to the terms and conditions of the Subscription Agreement between the Company and ____________ of even date herewith (the "Subscription
Agreement"). Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement. The principal of, and interest (with the exception of the prepaid interest set forth in Section 4(b) herein) on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing delivered to the Company (with a copy to the Transfer Agent) by the Holder hereof from time to time. The Company will pay the outstanding principal due upon this Debenture before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Debenture no later than the tenth (10th) day prior to the Maturity Date by check or on the Maturity Date by wire transfer and addressed to such Holder at the last address appearing on the Debenture Register. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Debenture is subject to the following additional provisions:

      1. The Debentures are issuable in denominations of Ten
Thousand Dollars (US$ 10,000) and integral multiples thereof.  The
Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same but not less than U.S. $10,000. No service charge will be made for such registration or transfer or exchange, except that transferee shall pay any tax or other governmental charges payable in connection therewith.

      2.The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

      3.This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the U.S. only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any holder of this Debenture, electing to exercise the right of conversion set forth in
Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Debenture, is also required to give the Company (i) written confirmation that it is not a U.S. Person and the Debenture is not being converted on behalf of a U.S. Person ("Notice of Conversion") or (ii) an opinion of U.S. counsel to the effect that the Debenture and shares of common stock issuable upon conversion or transfer thereof have been registered under the 1933 Act or are exempt from such registration. In the event a Notice of Conversion or opinion of counsel is not provided the Holder hereof will not be entitled to exercise the right to convert or transfer the Debentures.

       4.(a) The Holder of this Debenture is entitled, at its option, at any time commencing 45 days after closing of the Offering hereof to convert all or any amount over $10,000 of the principal face amount of this Debenture then outstanding into shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to the lower of (a) 75% of the average of the closing bid prices of the Common Stock for the five (5) business days immediately preceding the date of receipt by the Company of notice of conversion or (b) 80% of the average of the closing bid prices of the Common Stock for the five (5) business days immediately preceding the closing date ("Conversion Shares") as reported by the National Association of Securities Dealers ("NASDAQ") (the "Conversion Price"). If the number of resultant Conversion Shares would as a matter of law or pursuant to regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall, as soon as practicable, take the necessary steps to seek such approval. If such approval is not received within 45 days then Company shall be required to redeem the Debenture pursuant to paragraph 4(c) herein. Such conversion shall be effectuated by surrendering the Debentures to be converted (with a copy, by facsimile or courier, to the Company) to the Company with the form of conversion notice attached hereto as Exhibit I, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The transferee or issuee shall execute such investment representations or other documents as are respectively required by counsel in order to ascertain the available registration exemption. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the assignment and conversion notice duly executed, to the Company or, if earlier, the date set forth in such notice of conversion if the Debenture is received by the Company within five (5) business days thereafter. The transferee or issuee shall execute such investment representations or other documents as are reasonably required by counsel in order to ascertain the available registration exemption.

      (b)Interest at the rate of 12% per annum shall be payable in advance, quarterly commencing April 1, 1998. However, at Closing, the Company shall prepay the first 3 months interest by issuing in Common Stock of the Company as follows: Based on the average closing bid prices of the Common Stock for the last 5 consecutive trading days prior to Closing ("Market Price") the Company shall issue to the Holder shares of Common Stock in an amount equal to the total monthly interest accrued and due divided by 80% of the Market Price (the "Interest Shares"). Common Stock issued pursuant hereto shall be issued pursuant to Regulation S or other applicable exemption to federal and state securities laws in accordance with the terms of the Subscription Agreement. Thereafter, commencing 91 days after Closing the Company shall pay interest on a quarterly basis in advance in cash (or Common Stock, based on the above formula, at the Company's option).

      (c)At any time within 30 days of issuance of the Debenture the Company shall have the option to redeem the Debenture in full by paying to the Holder 120% of the face amount of the Debenture. In addition, at any time on or after 90 days the Company shall have the option to pay to the Holder 125% of the principal face amount of the Debenture, in full, to the extent conversion has not occurred pursuant to paragraph 4(a) herein, or prepay upon maturity if the Debenture is not converted, the Company shall give the Holder 5 days written notice and the Holder shall have the option to convert the Debenture or any part thereof into shares of Common Stock at a conversion price equal to 75% of the average of the closing bid price of the Common Stock for the 5 consecutive trading days prior to the date of such conversion or accept the cash repayment. Any shares issued pursuant to the options shall be issued pursuant to Regulation S or a Registration Statement. Notwithstanding the Company's Notice of
Redemption, the Holder shall retain its right to convert into Common Stock under the terms and conditions of the conversion right stated in paragraph 4(a) of the Agreement. Should the Holder fail to convert during the 5 business day conversion period, the Company shall immediately wire the funds to the Holder's bank account within 3 business days thereafter. The Holder shall notice the Company concerning specific wiring instructions where the redemption process shall be paid.

      5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin currency, herein prescribed.

      6.The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

      7.The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Debenture.

      8. If one or more of the following described "Events of Default" shall occur (and shall not be caused by misrepresentation or omission by Holder in Holders Subscription Agreement) and continue for 30 days unless a different period is otherwise stated below:

          (a) The Company shall default in the payment of principal or interest on this Debenture; or

          (b) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription
               Agreement shall be false or misleading in any material respect at the time made; or

          (c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

          (d) The Company shall (1) become insolvent; (2) admit in writing its liability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (60) days after such appointment; or

          (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed, within thirty (30) days thereafter; or

          (g) Any money judgment, writ or warrant of attachment, or similar process, in excess of One Million ($
               1,000,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within thirty (60) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

          (i) The Company shall have its Common Stock delisted from the over-the-counter market.

          (j) The Company shall fail to issue the Common Stock within seven (7) business days pursuant to paragraph
               4 herein and as permitted by then current SEC guidelines for this type of offering without a restrictive legend.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

       9.(a) This Debenture represents a secured obligation of the Company guaranteed by The Southern Group, Inc. pursuant to paragraph 9(b) herein. However, no recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, officer or director, as such, past, present or future, of the Company whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      (b)The Southern Group, Inc. shall contemporaneously with the issuance of this Debenture enter into a guarantee in the form attached hereto. All Holders of the Debentures shall have equal priority regardless of the time of their purchase. The Southern Group, Inc. shall take all steps necessary to execute appropriate guarantee documents.

      10.The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

      11.In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

      12. This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

      13. This Debenture shall be governed by and construed in accordance with the laws of New York. Holder hereby waives trial by jury and consents to exclusive jurisdiction and venue in the State of New York.

      14.Any controversy or claim relating to this Agreement
("Arbitrable Dispute") shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") as such rules may be modified herein or as otherwise agreed by the parties in controversy. The forum for arbitration shall be New York, New York. Broker agrees to submit to the jurisdiction of the New York Courts for purposes of confirming any award.

      15.As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within seven (7) business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Holder or any part receiving a Debenture by transfer from the Holder (together, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. It is understood by both parties that such certificates must comply with the then enacted SEC regulations governing this transaction. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay as liquidated damages to the Holder for late issuance of Shares (not resulting from causes out of Company's control) upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond ten (10) business days from the date of receipt by the Company and the transfer agent of a Notice of Conversion of all necessary documentation duly executed and in proper form required for conversion, including the original Debenture to be converted, all in accordance with the Debenture, Subscription Agreement and the requirements of the transfer agent):

                                       Liquidated Damages per
        No. Business Days Late          $100,000 of Debenture

           1                                    $500
           2                                  $1,000
           3                                  $1,500
           4                                  $2,000
           5                                  $2,500
           6                                  $3,000
           7                                  $3,500
           8                                  $4,000
           9                                  $4,500
           10                                 $5,000
           10                                 $5,000 + $1,000 each
                                                Business Day Late beyond 10 days

     The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt of the Company of such Holder's Notice of Conversion.

     The Company shall at all times reserve and have available all Common
Stock necessary to meet conversion of the Debentures by all Holders of the entire amount of Debentures then outstanding. If, at any time Holder submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures"), upon Holder's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Holders of outstanding Debentures, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier), and the Holder shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.

     The Company agrees to pay to all Holders of outstanding Debentures, as liquidated damages, payments for a Conversion Default ('Conversion
Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Holder where N = the number of days from the Conversion Default
Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization
Notice") to each Holder of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Holder of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Holder of" to take such payment in stock, the lienholder may convert such payment amount into Common
Stock at the conversion rate set forth in Section 4(4) at anytime after the 5th day of the calendar month following the month in which the Authorization
Notice was received, until the maturity date. Nothing herein shalli limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver shares of Cornmon Stock to the Subscriber in accordance to the terms of the Form of Debenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer therounto duly authorized.

Dated:  __________________________

                                         NATIONAL AFFILIATED CORPORATION


                                         By:______________________________
                                         Title:______________________________

                                         Guaranteed By:

                                         THE SOUTHERN GROUP, INC.


                                         By:_______________________________
                                         Title:_______________________________